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                                                       EXHIBIT 23




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accoutants, we hereby consent to the incorporation by reference of our report dated May 7, 1997, appearing in this Annual Report on Form 11-K in the Form S-8 Registration Statement (No. 333-07519) for the Manatron, Inc. Employee Stock Ownership and Salary Deferral Plan.




                                   /S/ ARTHUR ANDERSEN LLP

                                   ARTHUR ANDERSEN LLP




Grand Rapids, Michigan
June 27, 1997